UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 4, 2020

SVMK Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38664	80-0765058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Curiosity Way San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

(650) 543-8400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SVMK	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 4, 2020, SVMK Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2020. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 9, 2020 (the “Record Date”). Present at the Meeting in person or by proxy were holders of 113,585,460 shares of common stock, representing more than 82% of the voting power of the shares of common stock entitled to vote as of the Record Date, which constituted a quorum under the Company’s Bylaws. A summary of the final voting results is set forth below:

Proposal 1 — Election of Directors

The stockholders elected each of the three persons named below as Class II directors to serve until the 2023 annual meeting of stockholders or until their successors are elected and qualified. The results of such vote were:

	Votes For	Votes Withheld	Broker Non-Votes
Ryan Finley	88,876,209	13,785,433	10,923,818
Benjamin C. Spero	89,108,313	13,533,329	10,923,818
Serena Williams	87,672,419	14,989,223	10,923,818

Proposal 2 — Advisory Vote to Approve the Compensation of Our Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of our named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
83,067,979	15,414,201	4,179,462	10,923,818

Proposal 3 — Advisory Vote on the Frequency of Future Non-Binding Votes to Approve the Compensation of Our Named Executive Officers

The stockholders approved, on an advisory basis, a frequency of one year of future non-binding votes on the compensation of our named executive officers. The results of such vote were:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
98,436,898	16,461	51,320	4,156,963	10,923,818

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of such vote were:

For	Against	Abstain
109,183,375	232,676	4,169,409

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVMK Inc.

Dated: June 9, 2020	By:	/S/ Lora D. Blum
Lora D. Blum Chief Legal Officer and Secretary